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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       August 17, 1998 (July 22, 1998)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                          1-10899                    13-2744380
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)


3333 New Hyde Park Road
New Hyde Park, New York                                      11042-0020
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(Address of principal executive                              (zip code)
offices)

                                  516/869-9000

                       -----------------------------------
                            Registrant's telelphone,
                               including area code

                                 Not Applicable

--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 5. Other Events

     Recently Enacted Legislation. The IRS Restructuring and Reform Act of 1998, which was signed into law on July 22, 1998, reduces the period that a non-corporate U.S. Holder must hold securities in order to qualify for the reduced 20% capital gain rate from more than 18 months to more than 12 months. This change effectively eliminates the 28% capital gains rate, causing gains from the sale, redemption, retirement or other taxable disposition of secutities held by a non-corporate U.S. Holder for more than twelve months to be taxed a 20% rate. This change is generally effective for securities sold or exchanged on or after January 1, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kimco Realty Corporation
                                           ------------------------
                                                  Registrant

Date:    August 17, 1998

                                       By: /s/ Michael V. Pappagallo
                                           -------------------------
                                           Michael V. Pappagallo
                                           Chief Financial Officer